Exhibit 10.1
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
EMPLOYMENT AGREEMENT
     THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED EMPLOYMENT AGREEMENT (the “Amendment”) is effective as of August 19, 2010 (the “Effective Date”) and made by and between Trico Marine Services, Inc., a Delaware corporation (the “Company”) and David Michael Wallace (“Executive”).
WITNESSETH:
     WHEREAS, Executive is currently employed by the Company; and
     WHEREAS, Executive and the Company previously entered into that certain Second Amended and Restated Employment Agreement with an effective date of December 9, 2008 (the “Employment Agreement”); and
     WHEREAS the Company desires to continue to employ Executive, and Executive desires to continue to be employed by the Company, pursuant to the terms of the Employment Agreement as modified by this Amendment;
     NOW, THEREFORE, the Employment Agreement shall be amended as follows, effective as of the Effective Date:
     1. Section 1.2 of the Employment Agreement shall be deleted in its entirety and the following shall be substituted therefor:
     “1.2 Positions. From and after August 19, 2010 and for the duration of the term of this Agreement, Company shall employ Executive in the position of interim Chief Operating Officer, or in such other positions as the parties mutually may agree.”
     2. The first sentence of Section 3.1 of the Employment Agreement shall be deleted and the following shall be substituted therefor:
“From and after August 19, 2010 and for the duration of the term of this Agreement, Executive shall receive a minimum annual base salary of $300,000.”
     3. Except as modified herein, the Employment Agreement shall remain in full force and effect.
     4. This Amendment may be executed in multiple counterparts, which together shall be considered one and the same instrument.
[Signature page follows.]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Effective Date.

TRICO MARINE SERVICES, INC.
By:	/s/ Brett Cenkus
	Name:	Brett Cenkus
	Title:	General Counsel and Secretary

DAVID MICHAEL WALLACE
/s/ David Michael Wallace